VIA EDGAR

September 11, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

    	Re:	Kemper Investors Life Insurance Company ("KILICO") and
		       KILICO Variable Annuity Separate Account
		         ("Variable Annuity Separate Account")
       		(File No. 811-3199)

Commissioners:

    	Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Annuity Separate Account referenced above. The semi-annual report consists of cover letters from KILICO for each of the variable annuity products offered through the Variable Annuity Separate Account plus the most recent individual semi-annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual semi-annual reports of the underlying funds set forth below.

    	The Variable Annuity Separate Account includes the following underlying fund options as follows:

   		Investors Fund Series (File No. 811-5002)
   		Fidelity Variable Insurance Products Fund (File No. 811-03329) Janus Aspen Series (File No. 811-7736)
	   	Lexington Emerging Markets Fund (File No. 811-8250)
	   	Lexington Natural Resources Trust (File No. 811-05710)

    	Please call the undersigned at 847-550-7389 if you have any questions or comments.

Yours truly,

/s/ Frank J. Julian

Frank J. Julian
Associate General Counsel

FJJ/sw

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1997 Semi-Annual Reports for the funds underlying your investment choices in the Kemper Advantage III annuity as of June 30, 1997, a period marked by extraordinary growth in the stock market. Of course, not every sector of the market grew to the same degree, highlighting the advantage of diversification. Within Kemper Advantage III's unique portfolio of quality funds, you have the ability to diversify your money according to your investment objectives and financial needs.

Because your annuity's earnings are tax-deferred, they potentially grow at a higher rate than if they were currently taxable investments. Also, with Kemper Advantage III's unique team of quality investment managers, you have the ability to diversify your money between many different portfolios. You can also take advantage of the opportunity to diversify your accounts through Zurich Kemper Life's unlimited tax-free transfer feature.

Kemper Advantage III also offers you many options when you choose to begin receiving payments, options not available through mutual funds. As an example, you can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse. Not only does this guarantee that you will always have an income, in some cases it can help spread income taxes over all of your payments instead of having to pay taxes all at once.

As always, please remember to review your Kemper Advantage III prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions regarding your Kemper Advantage III annuity, please feel free to contact your financial representative or our Client Services Team at 800-621-5001. Or, check out our state-of-the-art web site at www.zurichkemper.com for the latest news and information regarding new products and features. Thank you for continuing to be a part of the Zurich Kemper Life family; we pledge to assist you in taking care of your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer


Securities distributed through Investors Brokerage Services, Inc.

                        That's the way life should be.

Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1997 Semi-Annual Report for the funds underlying your investment choices in the Kemper Passport annuity as of June 30, 1997, a period marked by extraordinary growth in the stock market. Of course, not every sector of the market grew to the same degree, highlighting the advantage of diversification.

On May 1, 1997, two new portfolios were added. You now have the option of choosing the Kemper Global Income Portfolio and the Kemper Blue Chip Portfolio as investment options. You can take advantage of the opportunity to further diversify your accounts using these new portfolios through Zurich Kemper Life's unlimited tax-free transfer feature.

Kemper Passport also offers you many options when you choose to begin receiving payments, options not available through mutual funds. As an example, you can receive guaranteed payments over a certain period of time, for the rest of your life or over the lifetimes of both you and your spouse. Not only does this guarantee that you will always have an income, in some cases it can help spread income taxes over all of your payments instead of having to pay taxes all at once.

As always, please remember to review your Kemper Passport prospectus before you invest further or send any additional money. Zurich Kemper Life is committed to helping you satisfy your long-term insurance and financial needs. If you have any questions regarding your Kemper Passport annuity, please feel free to contact your financial representative or our Client Services Team at 800-621-5001. Or, check out our state-of-the-art web site at www.zurichkemper.com for the latest news and information regarding new products and features. Thank you for continuing to be a part of the Zurich Kemper Life family, we pledge to assist you in taking care of your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer


Securities distributed through Investors Brokerage Services, Inc.

                         That's the way life should be.